SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                         Commission File Number: 0-19298

                              VARSITY BRANDS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                        22-2890400
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


              6745 Lenox Center Court, Suite 300, Memphis, TN 38115 (Address of principal executive offices) (Zip code)

                                 (901) 387-4300
              (Registrant's telephone number, including area code)


                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release issued by the Company on May 15, 2003.


Item 9.  Regulation FD Disclosure

         On May 15, 2003, Varsity Brands, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the Company's operating results for the three months ended March 31, 2003. This information is being furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VARSITY BRANDS, INC.
                                       (Registrant)


Date:    May 20, 2003                  By:   /s/ John M. Nichols
                                          ------------------------------------
                                            Name:  John M. Nichols
                                            Title: Chief Financial Officer and
                                                   Senior Vice President
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INDEX TO EXHIBITS

99.1     Press release issued by the Company on May 15, 2003.